UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2012

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 3, 2012, MOCON, Inc. (“MOCON”) filed a Current Report on Form 8-K disclosing that on April 2, 2012, it had completed the acquisition of PBI-Dansensor A/S, a Danish company (“PBI Dansensor”), pursuant to the terms of the Share Purchase Agreement dated March 9, 2012 between MOCON and PBI-Holding A/S.

The purpose of this Amendment No. 1 to the Current Report is to file the required historical financial statements of PBI Dansensor and the pro forma financial information required by Item 9.01 of Form 8-K.  The Current Report on Form 8-K filed on April 3, 2012 is hereby amended to include the required historical financial statements of PBI Dansensor and the required pro forma financial information.  No other amendments to the Current Report on Form 8-K filed on April 3, 2012 are being made by this Form 8-K/A.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of PBI Dansensor as of December 31, 2011 and 2010 and for the years then ended, including the notes thereto and the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this Form 8-K/A.

The unaudited condensed consolidated financial statements of PBI Dansensor as of March 31, 2012 and December 31, 2011 and for the three month periods ended March 31, 2012 and 2011, including the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of MOCON and PBI Dansensor as of and for the three month period ended March 31, 2012 and for the year ended December 31, 2011, are filed as Exhibit 99.3 to this Form 8-K/A.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG Statsautoriseret Revisionspartnerselskab (Limited Liability Partnership of State Authorized Public Accountants).

99.1	Audited consolidated financial statements of PBI-Dansensor A/S as of December 31, 2011 and 2010 and for the years then ended.

99.2	Unaudited condensed consolidated financial statements of PBI-Dansensor A/S as of March 31, 2012 and December 31, 2011 and for the three month periods ended March 31, 2012 and 2011.

99.3

Unaudited pro forma condensed combined financial information of MOCON, Inc. and PBI-Dansensor A/S as of and for the three month period ended March 31, 2012 and as of and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: June 20, 2012	By:	/s/	Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K/A

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

23.1	Consent of KPMG Statsautoriseret Revisionspartnerselskab (Limited Liability Partnership of State Authorized Public Accountants).	Filed herewith.

99.1	Audited consolidated financial statements of PBI-Dansensor A/S as of December 31, 2011 and 2010 and for the years then ended.	Filed herewith.

99.2	Unaudited condensed consolidated financial statements of PBI-Dansensor A/S as of March 31, 2012 and December 31, 2011 and for the three month periods ended March 31, 2012 and 2011.	Filed herewith.

99.3

Unaudited pro forma condensed combined financial information of MOCON, Inc. and PBI-Dansensor A/S as of and for the three month period ended March 31, 2012 and as of and for the year ended December 31, 2011.

Filed herewith.